                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the use of our reports dated January 30, 1997 included or incorporated by reference in this Registration Statement on Form S-3 and to all references to our Firm included in or made a part of this Registration Statement.

                                          Arthur Andersen LLP

Las Vegas, Nevada
July 21, 1997